BATTERY PARK(SM) HIGH YIELD FUND

PROSPECTUS DATED JANUARY 28, 2000


This Prospectus should be retained for future reference.


Battery Park(SM)Funds, Inc. currently offers one series in two share classes to investors-the Battery Park(SM)High Yield Fund. The Fund is diversified and its investment objective is to provide shareholders with high total return consisting of current income and capital appreciation.

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.


1-888-254-2874


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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


RISK/RETURN SUMMARY  .........................................................3
PAST PERFORMANCE .............................................................5
FUND EXPENSES  ...............................................................6
INVESTMENT OBJECTIVE .........................................................7
PRINCIPAL INVESTMENT STRATEGIES  .............................................7
PRINCIPAL INVESTMENT RISKS ...................................................9
MANAGEMENT OF THE FUND .......................................................11
DISTRIBUTION OF SHARES .......................................................12
DISTRIBUTOR ..................................................................12
DISTRIBUTION PLAN  ...........................................................12
DESCRIPTION OF CLASSES .......................................................13
PURCHASING SHARES ............................................................15
OPENING AN ACCOUNT ...........................................................15
REDEEMING SHARES .............................................................17
ACCOUNTS WITH LOW BALANCES ...................................................18
SIGNATURE GUARANTEES  ........................................................19
EXCHANGING SHARES ............................................................19
REINSTATEMENT PRIVILEGE  .....................................................19
PRICE OF SHARES  .............................................................20
REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS  ....................20
TAXES  .......................................................................20
RETIREMENT PLANS .............................................................21
YEAR 2000 ISSUE ..............................................................21
FINANCIAL HIGHLIGHTS  ........................................................22
OTHER INFORMATION  ...........................................................24
FOR MORE INFORMATION ..........................................SEE THE LAST PAGE



RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The goal of the Battery Park(SM)High Yield Fund ("the Fund") is to provide shareholders with high total return, consisting of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective primarily by investing in medium and lower quality fixed income securities (commonly referred to as "junk bonds") of U.S. companies. Debt securities may include units of high yield securities including warrants, convertible and non-convertible debt securities, preferred stock, increasing rate, resettable and extendable notes, contingent interest securities, pay-in-kind bonds or notes and zero coupon bonds or notes. In seeking capital appreciation, in addition to the investment in debt securities described above, the Fund also may invest in common stock, rights or other equity securities, which do not offer high current income, but offer the potential for capital appreciation. The Fund may also invest in foreign and emerging markets. The Investment Adviser does not manage the portfolio on the basis of maturity, and the maturity of the portfolio will vary from time to time.

PRINCIPAL RISKS OF THE FUND

Investing in junk bonds involves special considerations and certain risks because such securities are regarded as being very speculative as to the issuer's ability to make payments of principal and interest. Such instruments may be volatile, may be more sensitive to economic and market changes than higher rated bonds and may be difficult to sell at the time or price the Fund would like. Fixed income securities generally may fluctuate in value in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments goes down. Longer term debt instruments are more sensitive to interest rate changes than are shorter term instruments.

The Fund may invest in foreign securities. Foreign investing involves special risks including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Equity investments are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the value of the Fund's investments is likely to decline in value. You should consider these risks carefully before investing in this Fund. If the value of the Fund's investments goes down, you may lose money.

WHO MAY WANT TO INVEST

This Fund may be appropriate for investors who:

o wish to invest for the long term.

o want to allocate some portion of their long-term investments to aggressive fixed income investing.

o are willing to accept a high degree of volatility and risk.

This Fund may not be appropriate for investors who:

o are investing for the short term.

o are risk adverse


PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below illustrate the variability of the Battery Park(SM)High Yield Fund's returns. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns for one-year and since inception compare with those of the Merrill Lynch High Yield Master II Index, a broad measure of market performance. THE FUND'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE future.

Battery Park High Yield Fund - Y Shares
Calendar Year Returns as of 12/31

1997     18.31%
1998     0.22%
1999     6.11%

Best Quarter:3 months ending 9/30/97 6.28%
Worst Quarter:3 months ending 9/30/98 -6.37%

Class Y shares do not impose any sales charges and therefore the returns shown above are actual returns for Class Y shares. Returns for Class A shares are lower than Class Y because of the sales charges imposed.

                                                                                             Since Inception
Average annual total return through 12/31/99(1)                                  1 Year            (2)
------------------------------------------------------------- ------------------ ---------- ------------------
Battery ParkSM High Yield Fund                                A Shares(3)        0.93%            7.86%
------------------------------------------------------------- ------------------ ---------- ------------------
                                                              Y Shares           6.11%            9.74%
------------------------------------------------------------- ------------------ ---------- ------------------
Merrill Lynch High Yield Master II Index (4)                                     2.51%            6.92%
------------------------------------------------------------- ------------------ ---------- ------------------

            FOR UPDATED YIELD INFORMATION PLEASE CALL 1-888-254-2874.

(1) Management fee and expense waivers are reflected in the average annual total returns shown above. If management did not provide waivers, the returns would be lower than those shown.

(2) Both Classes A and Y shares commenced operations on October 28, 1996.

(3) The average annual total returns for Class A shares reflects the maximum sales charge of 4.50%.

(4) Source: Merrill Lynch & Co. The Merrill Lynch High Yield Master II Index is a publicly reported unmanaged composite benchmark of the hypothetical return on investment on approximately 900 high yield debt securities of at least $100 million ranging in rating from Ba1 to C by Moody's Investors Service Inc., and BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds.


FUND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)                         Class A        Class Y
----------------------------------------------------------------- -------------- ------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                               4.50%(1)       None
----------------------------------------------------------------- -------------- ------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)                               None           None
----------------------------------------------------------------- -------------- ------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None           None
----------------------------------------------------------------- -------------- ------------
Redemption Fee                                                    None           None
----------------------------------------------------------------- -------------- ------------
Exchange Fee                                                      None           None
----------------------------------------------------------------- -------------- ------------

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)                               Class A        Class Y
----------------------------------------------------------------- -------------- ------------
Management Fees                                                   0.65%          0.65%
----------------------------------------------------------------- -------------- ------------
Distribution and Service (12b-1) Fees                             0.25%          None
----------------------------------------------------------------- -------------- ------------
Other Expenses                                                    1.32%          1.18%
----------------------------------------------------------------- -------------- ------------
Total Annual Fund Operating Expenses                              2.22%          1.83%
----------------------------------------------------------------- -------------- ------------
         Less Expense Reimbursement                               0.97%          0.83%
----------------------------------------------------------------- -------------- ------------
Net Expenses (2)                                                  1.25%          1.00%
----------------------------------------------------------------- -------------- ------------

(1) Class A shares of the Fund held in accounts of financial planners or individuals will convert to Class Y shares when the aggregate value of the Class A shares in such account reaches $1 million or more. See "Purchasing of Shares."

(2) Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the Investment Adviser has agreed to limit each Class's Net Annual Fund Operating Expenses to the amounts shown in the table for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the Investment Adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that:

1. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, 2. You reinvested all dividends and capital gains distributions, 3. Your investment has a 5% return each year, and 4. The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                             Class A        Class Y
-------------------------------------------- -------------- ---------------
1 Year                                       $ 572          $ 102
-------------------------------------------- -------------- ---------------
3 Years                                      $1,024         $ 495
-------------------------------------------- -------------- ---------------
5 Years                                      $1,502         $ 913
-------------------------------------------- -------------- ---------------
10 Years                                     $2,817         $2,080
-------------------------------------------- -------------- ---------------


Class descriptions are on page 13.


INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------


The investment objective of the Battery Park High Yield Fund is to provide shareholders with high total return, consisting of current income and capital appreciation. The Fund cannot assure you that it will reach its investment objective.



PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund attempts to achieve its investment objective by investing primarily in medium and lower-quality fixed income securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its total assets in fixed income securities rated as follows:

o Ba1 or lower by Moody's Investors Service, Inc. (Moody's)
o BB+ or lower by Standard & Poor's (S&P), or
o unrated securities of comparable quality

There is no minimum rating in which the Fund may invest, and as a result, the Fund may purchase or hold securities in the lowest rating categories. Debt securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality are commonly known as high yield or "junk bonds."

The high yield market is generally defined as including bonds with ratings below investment grade. However, when economic conditions cause a narrowing of spreads between the yields received from medium to lower rated or comparable non-rated securities and those received from higher rated securities, the Fund may invest in higher rated fixed income securities which provide similar yields with less risk. Since some issuers do not seek ratings for their securities, unrated securities of similar quality will also be considered for investment. However, the Fund will only purchase unrated securities when the Investment Adviser believes that the issuers' financial condition, or the protection provided by the terms of the securities themselves, limit the risk to the Fund to a comparable degree to that of the rated securities in which the Fund invests.

When buying junk bonds, the Investment Adviser considers, among other things, the issuer's

o financial resources
o sensitivity to economic conditions and trends
o operating history
o quality of management, and
o regulatory matters.

The Fund will invest in a variety of high yield, high current-income securities, which may include

o Units of High Yield Securities (corporate bonds or notes combined with warrants to purchase common stock of the issuer)

o Preferred Stock (equity securities with fixed dividend rates and liquidation preferences which are senior to the rights of common stockholders)

o Convertible Debt Securities (corporate bonds or notes convertible at the option of the holder into common stock of the issuer)

o Zero Coupon Instruments (corporate bonds or notes issued at a discount to principal amount, which for some stipulated period of time do not pay cash interest but accrete interest payments)

o Increasing Rate and Resettable and Extendable Notes (debt instruments the coupon and maturity of which are subject to adjustment by the terms of the instrument)

o Contingent Interest Securities (debt instruments the payment of interest on which is subject to conditions set forth in the terms of the instrument)

o Pay-in-Kind Notes or Bonds (debt instruments the interest obligations on which may be satisfied by issuance of additional debt instruments)

In seeking capital appreciation, in addition to investment in debt securities described above, the Fund also may invest in common stock, rights or other equity securities which do not provide high current income but offer the potential for capital appreciation.

The Fund may also invest up to 25% of its assets in securities issued by non-U.S. issuers. As part of its foreign investments, up to 15% of the Fund's total assets may be invested in securities of issuers in emerging markets. All of the Fund's foreign investments will be denominated in U.S. dollars.

The Investment Adviser does not manage the portfolio on the basis of maturity, and the maturity of the portfolio will vary from time to time. To respond to adverse market, economic, political or other conditions as a temporary defensive measure, the Fund may invest up to 100% of its assets in cash or short-term, high quality securities.

These securities include:

o U.S. government securities
o U.S. government agency or instrumentality securities
o domestic bank or savings institution certificates of deposit
o repurchase agreements
o short-term debt securities such as commercial paper and other corporate debt
o bankers' acceptances

To the extent the Fund engages in this temporary defensive strategy, the Fund may not achieve its investment objective.

The Fund's investment strategy may result in high turnover rates which may increase the Fund's short-term capital appreciation. Rapid portfolio turnover also exposes taxable shareholders to a higher current realization of capital gains and could cause you to pay higher taxes.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

HIGH YIELD (JUNK) BONDS

Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities. During an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

The following list explains the specific risks of junk bonds:

CREDIT RISKS:According to various rating agencies, junk bonds (i.e., bonds rated BB and lower by S&P or B and lower by Moody's) are more speculative than other securities. Issuers of junk bonds may be highly leveraged and may not be able to take advantage of traditional methods of financing. As a result, these bonds are more susceptible to weakened economic conditions and their market values tend to reflect developments of individual issuers to a greater extent than higher-rated securities. As a result, the risk associated with purchasing bonds from such issuers is generally higher than purchasing higher-rated securities.

LIQUIDITY RISKS:The Fund may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular securities. This may make it more difficult to meet the Fund's liquidity needs or to respond to specific economic events such as deterioration in the creditworthiness of the issuer.

INTEREST RATE RISKS:As with all fixed income securities, changes in the market yield will affect the Fund's net asset value because the prices of junk bonds generally increase when interest rates decline and decrease when interest rates rise. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do shorter-term securities.

PRICING RISKS:Reduced secondary market liquidity for certain junk bonds also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available for many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales. The Fund's directors, or the investment adviser following guidelines adopted by the directors, will carefully consider the factors affecting the market for junk bonds in determining whether a particular security is liquid or illiquid and whether market quotations are readily available for purposes of valuing portfolio securities.

PRICE VOLATILITY RISKS: The prices of junk bonds tend to fluctuate more than the prices of higher rated securities.

REINVESTMENT RISKS: Junk bonds may have call or redemption features, which would permit an issuer to repurchase the bonds from the Fund. If an issuer exercises a call during a period of declining interest rates, the Fund would likely have to replace the called securities with lower-yielding securities, which would decrease the net investment income to the Fund and decrease your dividends.

BOND SELECTION RISK: In purchasing junk bonds, the Fund relies on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

FOREIGN AND EMERGING MARKET SECURITIES

As stated above, the Fund may invest up to 25% of its assets in foreign securities. Foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of emerging and developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Investments in foreign markets may also be adversely affected by political instability or by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

STOCK MARKET RISKS

As stated above, the Fund may invest a portion of its portfolio in equity securities to achieve capital appreciation. Equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. To the extent the Fund invests in equity securities, you could lose money if the value of the Fund declines.

The Statement of Additional Information (the "SAI") contains more information about the Fund and the types of securities in which it may invest. The SAI also contains an Appendix that provides a detailed list of the bond rating categories.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The investment adviser for the Fund is Nomura Corporate Research and Asset Management Inc. ("NCRAM" or "Investment Adviser"). NCRAM is located at 2 World Financial Center, Building B, New York, New York 10281-1198. The investment decisions NCRAM makes for the Fund are subject to the supervision of the Fund's board of directors. The Investment Adviser conducts investment research and supervision for the Fund and is responsible for the purchase and sale of securities for the Fund's portfolios. The Investment Adviser charges a fee of 0.65% for each class of shares for its services; however, the Investment Adviser waived management fees, and reimbursed certain expenses of the Fund, for the fiscal year ended September 30, 1999 to the extent necessary to limit the Fund's annualized expenses for that period to the annual rate of 1.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class Y shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the Investment Adviser has agreed to the same waiver and reimbursement arrangement for the fiscal year of the Fund beginning October 1, 1999 and ending September 30, 2000. At October 1, 2000, the Investment Adviser may in its discretion agree to continue, modify or discontinue this waiver and reimbursement arrangement. As of September 30, 1999, NCRAM managed $2.2 billion in high yield bonds.

PORTFOLIO MANAGER

Richard A. Buch, CFA, has been the Senior Portfolio Manager of the Fund since its inception on October 28, 1996. Mr. Buch joined NCRAM in 1993 as Senior Vice President and served as a Director of NCRAM until 1995. In 1995, Mr. Buch became a Managing Director of the Investment Adviser and in 1996 became one of the Investment Adviser's board members. He has extensive experience in credit selection and managing high yield portfolios. Prior to 1993, Mr. Buch was a Senior Vice President and High Yield Portfolio Manager for Kidder Peabody High Yield Asset Management. Mr. Buch received his MBA from Cornell University in 1985 and a Bachelor of Science in Management from State University of New York at Binghamton. He is a Chartered Financial Analyst and a member of the Association for Investment Management Research.

FUND ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENT AND CUSTODY SERVICES

Firstar Mutual Fund Services, LLC, located in Milwaukee, Wisconsin, provides administrative, accounting and transfer agency services to the Fund. Firstar Bank, N.A. serves as custodian for the Fund.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

DISTRIBUTOR

Nomura Securities International, Inc., (the "Distributor") an affiliate of the Fund's Investment Adviser, serves as distributor for shares of the Fund. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers.

The Distributor selects brokers, dealers and financial institutions to enter into agreements to sell the Fund's shares. The Distributor also provides marketing and shareholder servicing support for the Fund and coordinates the distribution activities of the Fund, its service providers and selling dealers.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan for Class A shares according to Rule 12b-1 under the Investment Company Act of 1940. Under the distribution plan, Class A shares may pay up to an annual rate of 0.25% of 1% of the average daily net asset value of Class A shares to the Distributor. The Distributor uses this fee to finance activities that promote the sale of the Class A shares. Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.

Rule 12b-1 fees are paid out of Fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


DESCRIPTION OF CLASSES
--------------------------------------------------------------------------------

The Fund offers its shares in two classes at a public offering price equal to the next determined net asset value per share plus, in the case of Class A shares, a sales charge imposed at the time of purchase. Each Class A share and Class Y share represents an identical interest in the Fund and have the same rights, except that Class A shares bear the expenses of the ongoing distribution fees as explained above and Class A shares may be converted to Class Y shares. The Fund or Distributor may suspend the continuous offering of any class of Fund shares at any time in response to conditions in the securities markets and may resume offering a class at any time thereafter. Each class is described in greater detail below.

CLASS A SHARES

Class A shares are retail shares and may be purchased by individuals or IRAs. With Class A shares, you will likely pay a sales charge when you invest. Class A shares also impose a Rule 12b-1 fee (as discussed above) which is assessed against the shares of the Fund. If you purchase Class A shares of the Fund, you will pay the net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment:

                                     SALES CHARGE AS OF            SALES CHARGE AS OF           DISCOUNT TO SELECTED
                                    PERCENTAGE OF PUBLIC        PERCENTAGE OF NET AMOUNT     DEALERS AS A PERCENTAGE OF
AMOUNT OF PURCHASE                     OFFERING PRICE                   INVESTED                   OFFERING PRICE
------------------------------- ----------------------------- ----------------------------- -----------------------------
Less than $50,000                          4.50%                         4.71%                         4.00%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$50,000-$99,999                            4.00%                         4.17%                         3.50%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$100,000-$249,999                          3.25%                         3.36%                         2.75%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$250,000-$499,999                          2.50%                         2.56%                         2.25%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$500,000-$999,999                          2.00%                         2.04%                         1.80%
------------------------------- ----------------------------- ----------------------------- -----------------------------
$1 million +                               0.00%                         0.00%                          N/A
------------------------------- ----------------------------- ----------------------------- -----------------------------


WAIVERS AND FEE REDUCTIONS

YOU WILL NOT HAVE TO PAY A SALES CHARGE WHEN PURCHASING CLASS A SHARES IF YOU
ARE:

1. A registered representative or employee of a broker-dealer that has a dealer agreement with the Distributor.

2. Participating in the NAV Transfer Program. To participate in the NAV Transfer Program, you must show proof that within 90 days prior to purchasing Class A shares of the Fund, you redeemed shares from any load or no-load mutual fund (other than the Fund) including money market funds. Adequate proof includes providing a completed qualification form and a statement showing the value liquidated from the other mutual fund.

3. A qualified investor or other entity ("Qualified Investors"). Qualified Investors include:

o U.S. purchasers which place orders through a broker that maintains an omnibus account with the Fund and makes such purchases:

a) through U.S. investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services;

b) for U.S. clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent;

c) for U.S. retirement and deferred compensation plans, and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Code or "rabbi trusts;" or

d) using the proceeds of a redemption of shares of another registered open-end investment company; charitable organizations (as defined in section 501(c) of the Code) investing $100,000 or more.

o any U.S. pension fund, corporation, state or local government, Taft Hartley plan, foundation and/or endowment which is a client of a consulting firm, if that firm has made appropriate arrangements with the Fund, NCRAM or any of its affiliates of NCRAM with respect to furnishing advice to the client or with respect to the purchase of Fund shares by such client;

o accounts as to which a U.S. bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with NCRAM or any of its affiliates relating to investment in the Fund;

o U.S. investors, and their spouses and minor children, who are investment advisory clients of NCRAM or any of its affiliates or who are affiliated persons or sponsoring companies of those clients; and

o employees (and their spouses and minor children) of the Investment Adviser.

YOU MAY HAVE THE SALES CHARGE REDUCED IF:

1. You aggregate your purchases of $50,000 or more made within a 13-month period using a letter of intention with your first purchase. The letter of intention is not a binding obligation to purchase any amount of Class A shares; however, if you meet the terms of the letter of intention, you will pay lower sales charges according to the table shown above.

2. You are a selected dealer with a dealer agreement with the Distributor. The Distributor allows discounts to selected dealers and retains the balance over such discounts. The Distributor may waive the entire sales charge to dealers.

CLASS Y SHARES

Class Y shares are offered at net asset value without a sales charge to you if you invest at least $1 million in the Fund. You may also purchase Class Y shares through a fee-based financial planner whose clients have a current investment in the Fund totaling at least $1 million. Directors of the Fund may purchase Class Y shares even if they do not have at least $1 million invested in the Fund. In addition, retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and its affiliates may purchase Class Y shares for less than $1 million. If you purchase Class Y shares of the Fund you will pay the NAV next determined after your order is received. There is no sales charge on this class at the time you purchase your shares.

CONVERSION OF CLASS A SHARES TO CLASS Y SHARES

As a single investor of Class A shares, when your aggregate net investments reach $1 million, you may have your shares converted into Class Y shares if you send a written request to the Fund's transfer agent. Likewise, clients of securities dealers or fee-based financial planners that have appropriate arrangements with the Fund or the Investment Adviser may have their Class A shares converted into Class Y shares if they send a written request to the Fund's transfer agent. Once your shares have been converted, you (or your securities dealer) will be offered Class Y shares as long as you (or your securities dealer) have at least $1 million invested in the Fund at the time the Fund receives your next purchase order. Eligible shares will be converted from Class A to Class Y at net asset value on the day the transfer agent receives your written request. There is no charge for the conversion. Requests for conversion should be sent to the Fund's transfer agent at the following address:

BY REGULAR MAIL                            BY OVERNIGHT DELIVERY
Battery Park Funds                         Battery Park Funds
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, Third Floor
Milwaukee, WI  53201-0701                  Milwaukee, WI  53202


PURCHASING SHARES
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

To open an account, first determine if you are buying Class A or Y shares (see page 13 for class descriptions). The minimum initial and subsequent investment purchase amounts are as follows:

Minimum Initial Purchase


                                     MINIMUM INITIAL       MINIMUM SUBSEQUENT
                                        PURCHASE           PURCHASE*
-------------------------------- ------------------------ --------------------
Class A Shares                          $ 1,000                  $100
-------------------------------- ------------------------ --------------------
Class Y Shares                          $1,000,000               $100
-------------------------------- ------------------------ --------------------
* $50 for automatic investment plan.


METHODS OF BUYING

BY TELEPHONE. If you are purchasing Class Y shares, call Battery Park(SM)Funds, Inc. at 1-888-254-2874 to place your order. (Note: For security reasons, requests by telephone will be recorded.) If you are purchasing Class A shares, call your dealer directly.

BY MAIL. Fill out the account application form and make your check payable to "Battery Park Funds." Forward the check and your application to the address below. No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account. To add to your account, fill out the investment stub from an account statement and write the Fund's name and account number on your check. Make your check payable to "Battery Park Funds" and forward the check and stub to the address below.

BY REGULAR MAIL                            BY OVERNIGHT DELIVERY
Battery Park Funds                         Battery Park Funds
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, Third Floor
Milwaukee, WI  53201-0701                  Milwaukee, WI  53202

NOTE: THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS.

BY FEDERAL FUNDS WIRE. You may not open an account with a wire. You must first forward your application and check to Battery Park(SM)Funds, Inc. at the above address. To make subsequent purchases, call Battery Park(SM)Funds, Inc. at 1-888-254-2874 to notify of your incoming wire. You should use the following instructions:

Firstar Bank, N.A.
Milwaukee, WI  53202
ABA # 075000022
Credit: Firstar Mutual Fund Services, LLC
Account #: 112-952-137
Further Credit: Batter Park High Yield Fund, Class __
                (Your name/title on the account)
                (Account#)

AUTOMATIC INVESTMENT PLAN. Open an account using one of the above methods. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check or deposit slip. If you didn't set up an automatic investment plan with your original application, call Battery Park(SM)Funds, Inc. at 1-888-254-2874. You can choose whether you wish to make automatic additional investments monthly or quarterly from your checking account. The minimum subsequent investment under the automatic investment plan is $50 per period.

THROUGH YOUR BROKER. You may purchase shares through your own broker or dealer, but keep in mind that the broker/dealer may impose a service charge for his or her services.

RECEIPT OF ORDERS

Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler's checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may redeem the shares, but the Fund may withhold the proceeds for up to 12 days or until your check has cleared, whichever is earlier.

TIMING OF PURCHASE REQUESTS

The price per share will be the net asset value next computed after the time your purchase request is received in good order and accepted by the Fund or the Fund's authorized agent. All purchase requests (telephone orders and federal funds wire) received in good order by the Fund before 4:00 p.m. EST will be executed on that same day. Purchase requests received after 4:00 p.m. will be processed on the next business day.


When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

o the NAME of the Fund
o the DOLLAR amount of shares to be purchased
o purchase application or investment stub
o check payable to BATTERY PARK FUNDS



REDEEMING SHARES
--------------------------------------------------------------------------------

METHODS OF REDEEMING

BY TELEPHONE. If you own Class Y shares, you may call Battery Park(SM)Funds, Inc. at 1-888-254-2874 to redeem any amount of shares you wish. (NOTE: For security reasons, requests by telephone will be recorded.) If you own Class A shares, call your dealer directly to redeem shares.

BY MAIL. Send a letter instructing the Battery Park(SM)Funds, Inc. to redeem the dollar amount or number of shares you wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. If your account is an IRA, your signature must be guaranteed and your request must indicate whether or not 10% withholding should apply. Requests submitted without an election whether or not to withhold will be subject to withholding.

BY FEDERAL FUNDS WIRE. Call Battery Park(SM)Funds, Inc. at 1-888-254-2874 to request the amount of money you want to redeem. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

SYSTEMATIC WITHDRAWAL PLAN. Call Battery Park(SM)Funds, Inc. at 1-888-254-2874 to arrange for regular monthly or quarterly fixed withdrawal payments by check or through automatic payment by direct deposit. The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

THROUGH YOUR BROKER. You may redeem shares through your own broker or dealer, but keep in mind that the broker/dealer may impose a service charge for his or her services.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

Your shares may only be redeemed on days on which the Fund computes its net asset value, as described in "PRICE OF SHARES-How NAV is Determined." Your redemption request cannot be processed on days the New York Stock Exchange is closed which restrict wire transfers. Your shares will be redeemed at the net asset value next determined after Battery Park Funds receives your redemption request in good order.


All requests received in good order by Battery Park(SM)Funds, Inc. before 4:00 p.m. (Eastern time), will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 calendar days after Firstar receives a proper redemption request.

If you purchase shares using a check and soon after request a redemption, Battery Park(SM)Funds, Inc. will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

o the NAME of the Fund
o the NUMBER of shares or the DOLLAR amount of shares to be redeemed
o SIGNATURES of all registered shareholders exactly as the shares are registered (signature guaranteed for IRAs)
o the ACCOUNT registration number


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, Battery Park(SM)Funds, Inc. may mail you a notice if your account falls below $500, due to withdrawals, requesting that you bring the account back up to $500 or close it out. If you do not respond to the request within 60 days, Battery Park(SM)Funds, Inc. may close the account on your behalf and send you the proceeds. If you have an account through a broker/dealer or other financial institution, consult your account agreement for information on accounts with low balances.

SIGNATURE GUARANTEES

You will need your signature guaranteed if:

o you are redeeming $50,000 more,
o you are redeeming shares from an IRA account,
o you request a redemption to be made payable to a person not on record with the Fund, or
o you request that a redemption be mailed to an address other than that on record with the Fund.

You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.


EXCHANGING SHARES
--------------------------------------------------------------------------------

As an investor of the Fund, you have the privilege of exchanging shares of the Fund with shares of Firstar Money Market Fund, a money market fund advised by Firstar Investment Research and Management Company, LLC., an affiliate of Firstar Mutual Fund Services, LLC. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Currently, there is no limit on the number of times you may exercise the exchange privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. You may only exchange Class A shares of the Fund for Class A shares of Firstar Money Market Fund. Likewise, you may only exchange Class Y shares of the Fund for Class Y shares of Firstar Money Market Fund.


Should the relationship between the Fund and Firstar Mutual Fund Services, LLC terminate, the Fund will seek to enter into an arrangement with another similar money market fund to continue to provide the exchange privilege to Fund investors. If you exchanged shares into Firstar Money Market Fund, you will be given a one-time opportunity to exchange shares of the Firstar Money Market Fund into the new money market fund and thereby preserve the ability to exchange new money market fund shares with shares of the Fund at a future date. This exchange privilege may be modified or terminated in accordance with SEC rules at any time.

Exercising the exchange privilege is really two transactions: a sale of one Fund and the purchase of another.



REINSTATEMENT PRIVILEGE
--------------------------------------------------------------------------------

If you are an investor who recently redeemed your Class A shares, you have a onetime privilege to reinstate your account by purchasing Class A shares of the Fund without a sales charge up to the dollar amount you redeemed. You may exercise this reinstatement privilege at any time within 90 days from the time your redemption request was accepted by the transfer agent. To exercise your reinstatement privilege, send a written notice to the Fund's transfer agent stating that you wish to exercise your reinstatement privilege together with a check for the amount to be reinstated. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received.


PRICE OF SHARES
--------------------------------------------------------------------------------

HOW NAV IS DETERMINED

The net asset value (NAV) is calculated by taking the value of the Fund's assets, including interest and dividends accrued, but not yet collected, less all liabilities including accrued expenses and dividing the result by the number of shares outstanding. The net asset value for the Fund is determined as of the close of trading (normally 4:00 p.m., EST) on the New York Stock Exchange, Monday through Friday, except on the following days:

1. days on which the value of the Fund's portfolio securities has not changed enough to materially affect the NAV.

2. days during which no shares are purchased or sold.

3. days on which the New York Stock Exchange is closed, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares dividends on a daily basis and pays dividends on a monthly basis. If the Fund realizes capital gains, they will be distributed at least annually.

Unless you provide a written request to receive payments in cash, your dividends and capital gains distributions will automatically be reinvested in additional shares of the Fund at the net asset value without sales charge. Dividends will be distributed on the last business day of each month. Dividends or capital gains distributions paid in cash will be mailed to you via the U.S. Postal Service. Keep in mind, undeliverable checks or checks not deposited within six months will be reinvested in additional shares of the Fund at the then current net asset value. Amounts paid in cash or in additional shares are treated the same for tax purposes.


TAXES
--------------------------------------------------------------------------------

The Fund will pay no federal income tax because it expects to meet certain Internal Revenue Code requirements. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains, if any) and losses realized by the Fund will not be combined for tax purposes with those realized by other Funds. The Fund will provide you with detailed tax information for reporting purposes. The Fund intends to distribute all ordinary income and net realized capital gains.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and capital gains distributions received. This applies whether dividends and distributions are received in cash or as additional shares. All ordinary income dividends paid by the Fund, which include distributions of net realized short-term capital gains are taxable as ordinary income. Distributions paid by the Fund from net realized long-term capital gains, are taxable as long-term capital gains. The capital gains holding period and the applicable tax rate is determined by the length of time that the Fund has held the security and not the length of time that you have held shares in the Fund. The Fund expects that, because of its investment objectives, distributions will consist primarily of ordinary income dividends. The Fund will provide you with detailed tax information for reporting purposes.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

The Fund may be required to withhold federal income tax at a rate of 31% (back up withholding) from dividend payments, distributions and redemption proceeds if you fail to furnish the Fund with your social security number. You must also certify that your social security number is correct and that you are not subject to backup withholding. The certiucation is included as part of the purchase application.

You should consult your own tax adviser regarding the status of your accounts under state and local tax laws.


RETIREMENT PLANS
--------------------------------------------------------------------------------

You may purchase shares of the Fund for your individual retirement accounts. To obtain the appropriate disclosure documentation and more complete information on how to open a retirement account call 1-888-254-2874.


YEAR 2000 ISSUE
--------------------------------------------------------------------------------

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly know as the "Year 2000 Problem"). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. The Fund does not anticipate that its services or those of the Fund's service providers will be adversely affected, but the Fund will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables set forth below are intended to help you understand the Fund's financial performance for the past 3 years since the Fund commenced operations. Most of the information reflects financial results with respect to a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                        Year Ended
                                                                                        SEPTEMBER 30,
CLASS A SHARES                                                             1999         1998         1997(a)
-------------------------------------------------------------------------- ------------ ------------ -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.10       $11.40       $10.00
-------------------------------------------------------------------------- ------------ ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Net investment income                                                      0.80         0.89         0.84
-------------------------------------------------------------------------- ------------ ------------ -------------
Net realized and unrealized gain (loss) on investments                     (0.72)       (0.70)       1.40
-------------------------------------------------------------------------- ------------ ------------ -------------
Total from investment operations                                           0.08         0.19         2.24
-------------------------------------------------------------------------- ------------ ------------ -------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Distributions from net investment income                                   (0.79)       (0.91)       (0.84)
-------------------------------------------------------------------------- ------------ ------------ -------------
Distributions from net realized gain on investments                        (0.39)       (0.58)       -
-------------------------------------------------------------------------- ------------ ------------ -------------
Total distributions                                                        (1.18)       (1.49)       (0.84)
-------------------------------------------------------------------------- ------------ ------------ -------------
NET ASSET VALUE, END OF PERIOD                                             $ 9.00       $10.10       $11.40
-------------------------------------------------------------------------- ------------ ------------ -------------
Total return(b)                                                            0.77%        1.50%        23.13%
-------------------------------------------------------------------------- ------------ ------------ -------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------- ------------ ------------ -------------
RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Before expense reimbursement                                               2.22%        2.92%        4.04%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
After expense reimbursement                                                1.25%        1.25%        1.25%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Before expense reimbursement                                               7.33%        6.77%        5.87%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
After expense reimbursement                                                8.30%        8.44%        8.66%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
Net assets, end of period (000 omitted)                                    $4,211       $3,894       $1,829
-------------------------------------------------------------------------- ------------ ------------ -------------
Portfolio turnover(c)                                                      178%         190%         236%
-------------------------------------------------------------------------- ------------ ------------ -------------

(*) Computed on an annualized basis.

(a) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Investment Adviser.

(b) Based on net asset value, which does not reflect the sales charge.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                                                                                        Year Ended
                                                                                        SEPTEMBER 30,
CLASS Y SHARES                                                             1999         1998         1997(a)
-------------------------------------------------------------------------- ------------ ------------ -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.10       $11.40       $10.00
-------------------------------------------------------------------------- ------------ ------------ -------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Net investment income                                                      0.76         0.93         0.86
-------------------------------------------------------------------------- ------------ ------------ -------------
Net realized and unrealized gain (loss) on investments                     (0.64)       (0.71)       1.40
-------------------------------------------------------------------------- ------------ ------------ -------------
Total from investment operations                                           0.12         0.22         2.26
-------------------------------------------------------------------------- ------------ ------------ -------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Distributions from net investment income                                   (0.82)       (0.94)       (0.86)
-------------------------------------------------------------------------- ------------ ------------ -------------
Distributions from net realized gain on investments                        (0.39)       (0.58)       -
-------------------------------------------------------------------------- ------------ ------------ -------------
Total distributions                                                        (1.21)       (1.52)       (0.86)
-------------------------------------------------------------------------- ------------ ------------ -------------
NET ASSET VALUE, END OF PERIOD                                             $ 9.01       $10.10       $11.40
-------------------------------------------------------------------------- ------------ ------------ -------------
Total return(b)                                                            1.13%        1.76%        23.41%
-------------------------------------------------------------------------- ------------ ------------ -------------
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------- ------------ ------------ -------------
RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Before expense reimbursement                                               1.83%        2.67%        3.87%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
After expense reimbursement                                                1.00%        1.00%        1.00%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------- ------------ ------------ -------------
Before expense reimbursement                                               7.72%        6.96%        5.86%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
After expense reimbursement                                                8.55%        8.63%        8.73%(*)
-------------------------------------------------------------------------- ------------ ------------ -------------
Net assets, end of period (000 omitted)                                    $19,866      $16,158      $13,361
-------------------------------------------------------------------------- ------------ ------------ -------------
Portfolio turnover(c)                                                      178%         190%         236%
-------------------------------------------------------------------------- ------------ ------------ -------------

(*) Computed on an annualized basis.

(a) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 19, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Investment Adviser.

(b) Based on net asset value, which does not reflect the sales charge.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


OTHER INFORMATION
--------------------------------------------------------------------------------

Certain of the information contained in "PAST PERFORMANCE" regarding the Merrill Lynch High Yield Master II Index has been provided by Merrill Lynch. Any information sourced to Merrill Lynch & Co. has been reprinted by permission, all rights reserved. Copyright 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Indices may not be copied, used or distributed without Merrill Lynch's prior written approval. Merrill Lynch makes no representation or warranty, express or implied, to any person including without limitation, any recipient of this presentation or any member of the public regarding the advisability of investing in securities generally or in the ability of the Indices (represented in the literature) to track market performance. This presentation is not sponsored, endorsed, sold or promoted by Merrill Lynch.



Additional information about the Fund is included in the Statement of Additional Information (SAI). The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-254-2874. You may also write to:

Battery Park Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-07675

BATTERY PARK(SM) HIGH YIELD FUND
---------------------------- ---------------------------------------------------
Investment Adviser           NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.
                             2 World Financial Center Building B
                             New York, NY 10281-1198
---------------------------- ---------------------------------------------------
---------------------------- ---------------------------------------------------
Distributor                  NOMURA SECURITIES INTERNATIONAL, INC.
                             2 World Financial Center Building B
                             New York, NY 10281-1198
---------------------------- ---------------------------------------------------
---------------------------- ---------------------------------------------------
Transfer Agent               FIRSTAR MUTUAL FUND SERVICES, LLC
                             615 East Michigan Street, 3rd Floor
                             Milwaukee, WI 53202
---------------------------- ---------------------------------------------------
---------------------------- ---------------------------------------------------
Custodian                    FIRSTAR BANK, N.A.
                             425 Walnut Street
                             Cincinnati, OH 45202
---------------------------- ---------------------------------------------------